Exhibit 10.13(c)
                                                                ----------------


                               SECOND AMENDMENT TO
                                    SUBLEASE


This Second Amendment to Sublease (this "Amendment") is dated as of July
                                         ---------
10, 2006 by and between Enron Wind Systems, LLC ("EWS"), the successor by merger
                                                  ---
to Enron Wind Systems, Inc., which was formerly known as Zond Systems, Inc., and Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership (the "Partnership").
      -----------


                                    RECITALS
                                    --------


A. WHEREAS, EWS and the Partnership are parties to that certain Sublease dated as of August 30, 1990, as amended (the "Sublease"), pursuant to
                                                    --------
      which EWS has subleased to the Partnership fourteen (14) wind turbine site locations on land leased by EWS under that certain Lease and Royalty Agreement for Meteorological Research Sites and the Construction and Operation of Wind Energy Conversion Systems (the "Lease") by and between
                                                        -----
      the John M. Wuerth Family Trust and EWS, as successor by merger to Enron Wind Systems, Inc.


B.    WHEREAS, the term of the Sublease expires June 30, 2006 (the "Sublease
                                                                    --------
      Termination Date").
      ----------------

C. WHEREAS, EWS and the Partnership desire to extend the Sublease Termination Date to September 30, 2006.

                                    AGREEMENT
                                    ---------


NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, EWS and the Partnership agree as follows:

1.   Amendment to Sublease.  Section 4 of the Sublease is hereby amended as by
     ---------------------
     deleting the date "June 30, 2006" that appears therein and replacing it with the date "September 30, 2006."

2.   Governing Law.  The terms and provisions of this Amendment shall be
     -------------
     governed by and construed in accordance with the laws of the State of California.



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


3.   Counterparts.  This Amendment may be executed in counterparts, each of
     ------------
     which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

4.   Effective Date.  This Amendment shall be effective as of June 30, 2006 and
     --------------
     the Sublease shall be deemed amended by this Amendment as of such date.


IN WITNESS WHEREOF, each of the parties to this Amendment has executed this Amendment on the date first set forth above.


EWS                                       Partnership
Enron Wind Systems, LLC,                  Zond Windsystem Partners, Ltd. Series
a California limited liability company    85-B, a California limited partnership

By:   Enron Wind LLC,                     By:    Zond Windsystems Management
      its sole member                            IV LLC, its General Partner

By:   Enron Renewable Energy Corp.,       By:    /s/ Jesse E. Neyman
      its sole member                            -------------------------------
                                          Name:  Jesse E. Neyman
                                                 -------------------------------
                                          Title: President & CEO
                                                 -------------------------------

By:    /s/ Jesse E. Neyman
       -------------------------------
Name:  Jesse E. Neyman
       -------------------------------
Title: President & CEO
       -------------------------------

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